                                                                    EXHIBIT 10.1

                                 AMENDMENT NO. 4

                                       TO

                          SECURITIES PURCHASE AGREEMENT

                                 BY AND BETWEEN

                            MERCURY AIR GROUP, INC.,

                                       AND

                   ALLIED CAPITAL CORPORATION, AS ASSIGNEE OF
                       J. H. WHITNEY MEZZANINE FUND, L.P.

                           DATED AS OF OCTOBER _, 2003

Amendment No. 4 to Securities Purchase Agreement

                                 AMENDMENT NO. 4
                        TO SECURITIES PURCHASE AGREEMENT

         This AMENDMENT NO. 4 TO SECURITIES PURCHASE AGREEMENT (this "Amendment"), dated as of October_______, 2003, between Allied Capital Corporation, a Maryland corporation ("Allied") as assignee of J.H. Whitney Mezzanine Fund, L.P., a Delaware limited partnership ("WMF"), and Mercury Air Group, Inc., a Delaware corporation (the "Company"), to the Securities Purchase Agreement (the "Purchase Agreement"), dated as of September 10, 1999, between WMF and the Company, as amended by Amendment No. 1 dated as of September 30, 2000, Amendment No. 2 dated as of September 30, 2001 and Amendment No. 3 dated as of December 30, 2002.

                              W I T N E S S E T H:

         WHEREAS, WMF and the Company entered into the Purchase Agreement (the Purchase Agreement, as amended by this Amendment, is hereinafter referred to as the "Agreement"), pursuant to which, among other things, WMF purchased from the Company (i) a subordinated promissory note due September 9, 2006 in the principal amount of $24,000,000 (the "WMF Note"), and (ii) a warrant (the "WMF Warrant") to purchase 503,126 shares of common stock, $0.01 par value per share, of the Company ("Common Stock"), which WMF Warrant has been adjusted to the right to purchase 251,563 shares as a result of a two-for-one reverse split of the Common Stock;

         WHEREAS, prior to the execution of this Agreement on the date hereof, WMF assigned to Allied all of its right, title and interest in the WMF Note and the Purchase Agreement and 90% of its interest in the WMF Warrant to Allied (such transaction referred to herein as the "Assignment"), and in connection with the Assignment, the Company issued to Allied a warrant to purchase 226,407 shares of Common Stock (the "Allied Warrant");

         WHEREAS, the Company and Allied have entered into a Stock Purchase Agreement dated the Effective Date pursuant to which Allied has agreed to acquire, subject to the terms and conditions set forth therein, all of the outstanding stock of Mercury Air Centers, Inc., a wholly-owned subsidiary of the Company (the "Stock Purchase Agreement"); and

         WHEREAS, in connection with the execution of the Stock Purchase Agreement, Allied and the Company desire to amend the Purchase Agreement, the Note and the Warrant, on the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, Allied and the Company agree as follows:

Amendment No. 4 to Securities Purchase Agreement

                                    ARTICLE I

                                   DEFINITIONS

         1.1 DEFINITIONS. As used in this Amendment, and unless the context requires a different meaning, the following terms shall have the meanings indicated:

"AMENDED NOTE" means the Second Amended and Restated Note of the Company issued in favor of Allied, dated the Effective Date, in the principal amount of $24,000,000, substantially in the form of Exhibit A, which shall for all purposes under the Purchase Agreement be deemed to be a Note from and after the Effective Date.

"AMENDED WARRANT" means the First Amendment to the Allied Warrant dated the Effective Date, substantially in the form of Exhibit B, which, together with the Allied Warrant, shall for all purposes under the Purchase Agreement be deemed to be a Warrant from and after the Effective Date.

                                   ARTICLE II

               AGREEMENT TO ISSUE AMENDED AND RESTATED SECURITIES

         2.1 ISSUANCE OF AMENDED NOTE. Subject to the terms and conditions herein set forth, the Company agrees that it will issue to Allied on the Effective Date the Amended Note substantially in the form attached hereto as Exhibit A, appropriately completed in conformity herewith. The parties hereto acknowledge that no additional purchase price shall be payable in respect of the Amended Note.

         2.2 ISSUANCE OF AMENDED WARRANT. Subject to the terms and conditions herein set forth, the Company agrees that it will issue to Allied on the Effective Date the Amended Warrant substantially in the form attached hereto as Exhibit B, appropriately completed in conformity herewith. The parties hereto acknowledge that no additional purchase price shall be payable in respect of the Amended Warrant.

         2.3 EFFECTIVENESS. The issuance of the Amended Note and the Amended Warrant shall take place at the closing (the "Amendment Closing") to be held at the offices of Piper Rudnick LLP, located at 1200 19th Street, NW, Washington, DC 20036 at 10:00 a.m., Local Time, on October_____, 2003 (the "Effective Date"). At the Amendment Closing, the Company shall deliver the Amended Note and the Amended Warrant to Allied, and Allied shall deliver the WMF Note to the Company for cancellation.

                                   ARTICLE III

                        AMENDMENTS TO PURCHASE AGREEMENT

         3.1      AMENDMENTS TO ARTICLE 8.

Amendment No. 4 to Securities Purchase Agreement

                  (a) Section 8.7 of the Purchase Agreement is hereby deleted in it entirety and replaced with the following:

                  "8.7 PAYMENT OF NOTE. The Company shall pay the principal of, interest on and other amounts due in respect of, the Note on the dates and in the manner provided in the Note."

         3.2      ADDITIONAL COVENANTS.

                  3.2.1 AMENDMENT OF SHELF REGISTRATION. Within 30 days after the Effective Date, the Company shall prepare and file with the Securities and Exchange Commission an amendment to the registration statement on Form S-3 filed on May 2, 2003 registering the resale from time to time by WMF of the shares of Common Stock issuable upon exercise of the WMF Warrant (the "Skeff Registration Amendment"). The Shelf Registration Amendment shall authorize the resale by Allied of shares acquired upon exercise of the Allied Warrant in accordance with the methods of distribution set forth in such Shelf Registration Amendment (such methods of distribution to include underwritten offerings and other methods designated in writing by the Holders). The Company shall use commercially reasonable efforts to cause the Shelf Registration Statement as amended by the Shelf Registration Amendment to remain effective under the Securities Act continuously until the sale of all of the Common Stock included in such Shelf Registration Statement has occurred. To the extent any provision in this Section
3.2.1 is inconsistent with the Registration Rights Agreement or the other provisions of the Purchase Agreement, this Section shall control. The parties hereby amend the Registration Rights Agreement so that (i) the definition of "WMF Note" in the Registration Rights Agreement shall include the Amended Note and (ii) the definitions of "WMF Warrant" and "Warrant" shall include the Allied Warrant and the Amended Warrant.

                  3.2.2 CONTROL AGREEMENTS. Within 30 days of the Effective Date, the Company shall provide to Allied Control Agreements with respect to the Company's bank accounts.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         The Company represents and warrants to Allied as follows:

         4.1 REPRESENTATIONS AND WARRANTIES IN THE PURCHASE AGREEMENT. The representations and warranties of the Company contained in Article 5 of the Purchase Agreement were true, correct and complete as and when made and are true, correct and complete on the date hereof, except as set forth on Schedule
4.1 hereto.

         4.2      FINANCIAL CONDITION.

                  4.2.1 The Company has previously provided to Allied a true and complete copy of the audited consolidated and consolidating balance sheet of the Company and its Subsidiaries

Amendment No. 4 to Securities Purchase Agreement as of June 30, 2000, June 30, 2001 and June 30, 2002, and the related consolidated and consolidating statements of income and cash flow of the Company and its subsidiaries for the fiscal year then ended (the "Audited Financials"). The Audited Financials were prepared in accordance with GAAP, are true and correct in all material respects and fairly present the Company's and each of its Subsidiaries' operations and their cash flows at such date and for the period then ended. The auditors have issued an unqualified statement to the Company concerning the Audited Financials, a copy of which is included with the Audited Financials.

                  4.2.2 The Company has previously provided to Allied a true and complete copy of the preliminary unaudited consolidated and consolidating balance sheet of the Company and its Subsidiaries as at June 30, 2003 and the related preliminary unaudited consolidated and consolidating statements of income and cash flow of the Company and its subsidiaries for the twelve month period then ended (the "Interim Financials"). Except for the items of possible audit adjustment set forth on Schedule 4.2, the Interim Financials were prepared in accordance with GAAP (except that footnotes are omitted), are true and correct in all material respects and fairly present the Company's and each of its Subsidiaries' operations and their cash flows at such date and for the period then ended.

         4.3 AUTHORITY, ETC. The execution and delivery by the Company of this Amendment and the performance by the Company of all of its agreements and obligations under this Amendment, the Purchase Agreement and the Collateral Documents (i) are within the corporate authority of the Company, (ii) have been duly authorized by all necessary corporate proceedings by the Company, (ii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Company is subject or any judgment, order, writ, injunction, license or permit applicable to the Company, and (iv) do not conflict with any provision of the corporate charter or by-laws of, or any agreement or other instrument binding upon, the Company.

         4.4 ENFORCEABILITY OF OBLIGATIONS. This Amendment, the Purchase Agreement, the Amended Note and the Amended Warrant constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms.

         4.5 COLLATERAL DOCUMENTS; SECURITY INTERESTS. All filings and other actions necessary to perfect and protect the security interest in the Collateral created in favor of WMF under the Collateral Documents, and transferred to Allied pursuant to the Assignment, have been duly made or taken, and are in full force and effect, and the Collateral Documents create in favor of Allied a valid and, together with such filings and other actions, perfected second priority security interest in the Collateral, securing the payment of the Company's obligations under this Amendment, the Purchase Agreement and under the Amended Note. The Company is the legal and beneficial owner of the Collateral free and clear of any Lien, except for the liens and security interests created or permitted under the Senior Credit Agreement and the Purchase Agreement, as amended by this Amendment.

         4.6 NO DEFAULT. After giving effect to this Amendment, no default or Event of Default exists under the Agreement or the Note.

Amendment No. 4 to Securities Purchase Agreement

                                    ARTICLE V

                             AFFIRMATION OF GUARANTY

         5.1 AFFIRMATION OF GUARANTY. For purposes of the Guaranty, by their respective signatures below, each Guarantor hereby consents and agrees to the entering into of this Amendment and acknowledges and affirms that the Guaranty (as amended, modified or supplemented prior to the date hereof) remains in full force and effect in accordance with its terms on the date hereof and after giving effect to this Amendment.

                                   ARTICLE VI

                                 ACKNOWLEDGEMENT

         6.1 ACKNOWLEDGEMENT. The Company hereby acknowledges the effectiveness of the Assignment and agrees that all rights and privileges that previously inured to the benefit of WMF under the Purchase Agreement and all documents and securities issued in connection therewith now inure to the benefit of Allied, and all references to "Whitney", "WMF", "Purchaser" or "Holder" contained therein shall be deemed to refer to Allied or its successors and assigns.

                                   ARTICLE VII

                           CONDITIONS TO EFFECTIVENESS

         The effectiveness of this Amendment is conditioned upon the following:

         7.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Article IV hereof shall be true and correct at and as of the Effective Date.

         7.2 COMPLIANCE WITH THIS AMENDMENT AND THE PURCHASE AGREEMENT. The Company shall have performed and complied with all of its agreements and conditions set forth or contemplated herein or in the Purchase Agreement that are required to be performed or complied with by the Company on or before the Effective Date.

         7.3      SECRETARY'S CERTIFICATES.

                  7.3.1 Allied shall have received a certificate from the Company, dated the Effective Date and signed by the Secretary or an Assistant Secretary of the Company, certifying (i) that the attached copies of the Certificate of Incorporation and By-laws of the Company, and resolutions of the Board of Directors of the Company approving this Amendment and the transactions contemplated hereby are all true, complete and correct and remain unamended and in full force and effect, and (ii) the incumbency and specimen signature of each officer of the Company executing any Transaction Document to which it is a party or any other document delivered in connection herewith and therewith on behalf of the Company.

Amendment No. 4 to Securities Purchase Agreement

                  7.3.2 Allied shall have received a certificate from each Subsidiary of the Company that is a Guarantor, certifying (i) that the attached copies of the Certificate of Incorporation and By-laws of such Subsidiary, and the resolutions of the Board of Directors of such Subsidiary approving this Amendment and the transactions contemplated hereby are all true, complete and correct and remain unamended and in full force and effect, and (ii) the incumbency and specimen signatures of each officer of such Subsidiary executing this Amendment or any other document delivered in connection herewith on behalf of the Subsidiary.

         7.4 DOCUMENTS. Allied shall have received true, complete and correct copies of (i) the SEC Reports of the Company and (ii) such agreements, schedules, exhibits, certificates, documents, financial information and filings as they may request in connection with or relating to the transactions contemplated hereby, all in form and substance satisfactory to Allied.

         7.5 PURCHASE OF SECURITIES PERMITTED BY APPLICABLE LAWS. The consummation of the transactions contemplated hereby:

                  7.5.1 shall not be prohibited by any Requirement of Law,

                  7.5.2 shall not subject Allied to any penalty or other onerous condition under or pursuant to any Requirement of Law, and

                  7.5.3 shall be permitted by all Requirements of Law to which Purchaser or the transactions contemplated by or referred to herein are subject; and Allied shall have received such certificates or other evidence as it may reasonably request to establish compliance with this condition.

         7.6 OPINION OF COUNSEL. Allied shall have received an opinion of outside counsel to the Company and its Subsidiaries, dated as of the Effective Date, relating to the transactions contemplated by or referred to herein, in form and substance acceptable to Allied

         7.7 APPROVAL OF COUNSEL TO ALLIED. All actions and proceedings hereunder and all agreements, schedules, exhibits, certificates, financial information, filings and other documents required to be delivered by the Company and each of its Subsidiaries hereunder or in connection with the consummation of the transactions contemplated hereby, and all other related matters, shall have been in form and substance acceptable to Piper Rudnick LLP, counsel to Allied, in its reasonable judgment (including, without limitation, the opinion of counsel referred to in Section 7.6 hereof).

         7.8 CONSENTS AND APPROVALS. All consents, exemptions, authorizations, or other actions by, or notices to, or filings with, Governmental Authorities and other Persons in respect of all Requirements of Law and with respect to those Contractual Obligations of the Company and each of its Subsidiaries necessary, desirable, or required in connection with the execution, delivery or performance (including, without limitation, the payment of interest on the Notes and the issuance of Common Stock upon the exercise of the Warrant) by the Company, or enforcement against the Company, of the Transaction Documents to which it is a party shall have

Amendment No. 4 to Securities Purchase Agreement been obtained and be in full force and effect, and Allied shall have been furnished with appropriate evidence thereof, and all waiting periods shall have lapsed without extension or the imposition of any conditions or restrictions.

         7.9 REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement shall be in full force and effect.

         7.10 PREEMPTIVE RIGHTS AGREEMENT. The Preemptive Rights Agreement shall be in full force and effect.

         7.11 COLLATERAL DOCUMENTS. Each Collateral Document shall be in full force and effect.

         7.12 NO MATERIAL JUDGMENT OR ORDER. There shall not be on the Effective Date any judgment or order of a court of competent jurisdiction or any ruling of any Governmental Authority or any condition imposed under any Requirement of Law which, in the judgment of Allied, would prohibit the purchase of the Securities hereunder or subject Allied to any penalty or other onerous condition under or pursuant to any Requirement of Law if the Securities were to be purchased hereunder.

         7.13 GOOD STANDING CERTIFICATES. The Company shall have delivered to Allied as of the Closing Date, good standing certificates for the Company and each of its Subsidiaries for each of their respective jurisdictions of incorporation.

         7.14 NO LITIGATION. Except as set forth on Schedule 7.13, no action, suit or proceeding before any court or any Governmental Authority shall have been commenced or threatened, no investigation by any Governmental Authority shall have been commenced and no action, suit or proceeding by any Governmental Authority shall have been threatened against Allied, the Company or any Subsidiary (i) seeking to restrain, prevent or change the transactions contemplated hereby or questioning the validity or legality of any of such transactions, or (ii) which would, if resolved adversely to Allied, Company or any Subsidiary, severally or in the aggregate, materially and adversely affect the Condition of the Company.

         7.15 RECEIPT OF ADDITIONAL DOCUMENTS. Allied shall have received a Guaranty duly executed and delivered by each Subsidiary of the Company organized under the laws of any state or the District of Columbia of the United States of America, other than such Subsidiaries that have previously executed the Guaranty.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         8.1 CONTINUED EFFECTIVENESS. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Purchase Agreement. The parties hereto expressly do not intend to extinguish the Purchase Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness

Amendment No. 4 to Securities Purchase Agreement created under the Purchase Agreement (including, without limitation, the Note) and the other documents contemplated thereby and to reaffirm the rights and obligations contained therein. The Purchase Agreement as amended hereby and each of the other documents contemplated thereby shall remain in full force and effect. Except as herein amended, the Purchase Agreement shall remain unchanged and in full force and effect, and is hereby ratified in all respects. All of the representations, warranties and covenants contained in the Purchase Agreement and this Amendment shall survive the execution and delivery of this Amendment.

         8.2 NOTICES. Notwithstanding anything to the contrary contained in the Purchase Agreement, all notices, demands and other communications provided for or permitted hereunder or under the Purchase Agreement shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, facsimile, courier service or personal delivery:

         (a) if to the Purchaser or Allied:

                  Allied Capital Corporation
                  1919 Pennsylvania Avenue, N.W.
                  Washington, DC 20006
                  Attention: G. Cabell Williams
                  Facsimile No. (202) 659-2053

 with a copy to:

                  Piper Rudnick, LLP
                  1200 19th Street, N.W.
                  Washington, DC 20036
                  Attention: Anthony H. Rickert
                  Facsimile No. (202) 223-2085

         (b) if to the Company:

                  Mercury Air Group, Inc.
                  5456 McConnel Avenue
                  Los Angeles, CA 90066
                  Attention: Mr. Joseph A. Czyzyk
                             Wayne J. Lovett, Esq.
                  Facsimile No.: (310) 827-0650

 with a copy to:

                  McBreen, McBreen & Kopko
                  20 North Wacker Drive
                  Suite 2520
                  Chicago, IL 60606
                  Attn: Fred Kopko
                  Fax No. (312)332-2657

Amendment No. 4 to Securities Purchase Agreement

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; if mailed, five Business Days after being deposited in the mail, postage prepaid; and if sent by facsimile, when receipt is acknowledged.

         8.3 RELEASE. As a material inducement to Allied to enter into this Amendment and to modify the Securities Purchase Agreement and the Note in the manner described herein, Company hereby represents and warrants to Allied that, as of the date of the Company's execution of this Amendment, the Company has no rights of setoff, defenses, claims or counterclaims against Allied or WMF in connection with the Note. The Company, for itself and for its successors, assigns, officers, directors, partners, shareholders, affiliates, parents and subsidiaries, hereby releases, waives and forever discharges, and agrees not to assert affirmatively or use as a defense in an action by Allied to enforce its rights under this Amendment, the Note, the Warrant, the Collateral Documents or any other documents executed in connection herewith and therewith any claim, counterclaim, cause of action, right of offset or other right it or they may have (whether known or unknown, actual or potential) against Allied arising out of or relating to facts or circumstances existing or occurring before such date.

         8.4 SUCCESSORS AND ASSIGNS; THIRD PARTY BENEFICIARIES. This Amendment shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto.

         8.5 REFERENCES. Any reference to the Purchase Agreement contained in any notice, requisite, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include the amendments contained in this Amendment unless the context shall otherwise require.

         8.6 SIGNATURES; COUNTERPARTS. Facsimile transmissions of any executed original document and/or retransmission of any executed facsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm facsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         8.7 HEADINGS. The headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         8.8 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE.

Amendment No. 4 to Securities Purchase Agreement

         8.9 SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

                        {Signatures on following pages.}

Amendment No. 4 to Securities Purchase Agreement

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

                                         MERCURY AIR GROUP, INC.

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: [ILLEGIBLE]

                                         ALLIED CAPITAL CORPORATION

                                         By:   /s/ G. Cabell Williams, III
                                               ---------------------------------
                                         Name: G. Cabell Williams, III
                                         Title: Managing Directors

                                         GUARANTORS:

                                         MERCFUEL, INC.

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: Secretary

                                         MAYTAG AIR CRAFT CORPORATION

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: VP Finance

                                         MERCURY AIRCARGO, INC.

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: VP Finance

            [SIGNATURE PAGE TO AMENDMENT NO. 4 TO PURCHASE AGREEMENT]

Amendment No. 4 to Securities Purchase Agreement

                                         AEG FINANCE CORPORATION

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: Secretary

                                         MERCURY AIR CENTERS, INC.
                                         (F/K/A WOFFORD FLYING SERVICES, INC.)

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: VP

                                         HERMES AVIATION, INC.

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: Secretary

                                         VULCAN AVIATION, INC.

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: Secretary

                                         JUPITER AIRLINE AUTOMATION SERVICES,
                                         INC.
                                         (F/K/A RENE PEREZ AND ASSOCIATES, INC.)

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: Secretary

                                         MERCURY ACCEPTANCE CORPORATION

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: Secretary

                                         EXCEL CARGO, INC.

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: Secretary

            [SIGNATURE PAGE TO AMENDMENT NO. 4 TO PURCHASE AGREEMENT]

Amendment No. 4 to Securities Purchase Agreement

                                         MERCURY AIR CENTER-BIRMINGHAM, LLC

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: Manager

                                         MERCURY AIR CENTER-BAKERSFIELD, INC.

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: VP

                                         MERCURY AIR CENTER-BURBANK, INC.

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: VP

                                         MERCURY AIR CENTER-FRESNO, INC.

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: VP

                                         MERCURY AIR CENTER-LOS ANGELES, INC.

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: VP

                                         MERCURY AIR CENTER-ONTARIO, INC.

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: VP

                                         MERCURY AIR CENTER-SANTA BARBARA

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: VP

            [SIGNATURE PAGE TO AMENDMENT NO. 4 TO PURCHASE AGREEMENT]

Amendment No. 4 to Securities Purchase Agreement

                                         MERCURY AIR CENTER-HARTSFIELD, LLC

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: Manager

                                         MERCURY AIR CENTER-PEACHTREE-
                                         DEKALB, LLC

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: Manager

                                         MERCURY AIR CENTER-FT. WAYNE, LLC

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: Manager

                                         MERCURY AIR CENTER-JACKSON, LLC

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: Manager

                                         MERCURY AIR CENTER-RENO, LLC

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: Manager

                                         MERCURY AIR CENTER-TULSA, LLC

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: Manager

                                         MERCURY AIR CENTER-CHARLESTON, LLC

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: Manager

            [SIGNATURE PAGE TO AMENDMENT NO. 4 TO PURCHASE AGREEMENT]

Amendment No. 4 to Securities Purchase Agreement

                                         MERCURY AIR CENTER-JOHNS ISLAND, LLC

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: Manager

                                         MERCURY AIR CENTER-NASHVILLE, LLC

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: Manager

                                         MERCURY AIR CENTER-ADDISON, INC.

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: VP

                                         MERCURY AIR CENTER-CORPUS CHRIST, INC.

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: VP

                                         MERCURY AIR CENTER-LONG BEACH, INC.

                                         By:   /s/ [ILLEGIBLE]
                                               ---------------------------------
                                         Name: [ILLEGIBLE]
                                         Title: VP

            [SIGNATURE PAGE TO AMENDMENT NO. 4 TO PURCHASE AGREEMENT]

Amendment No. 4 to Securities Purchase Agreement